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                                                                    EXHIBIT 1.1

                                5,696,615 Shares

                            MIKOHN GAMING CORPORATION

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                                October __, 2005

CIBC World Markets Corp.
  as Representative of the several
  Underwriters named in Schedule I hereto
c/o CIBC World Markets Corp.
417 5th Avenue, 2nd Floor
New York, New York  10016

Ladies and Gentlemen:

            Mikohn Gaming Corporation, a Nevada corporation doing business as Progressive Gaming International Corporation (the "Company"), and the persons listed on Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions contained herein, to sell to you and the other underwriters named on Schedule I to this Agreement (the "Underwriters"), for whom you are acting as Representative (the "Representative"), an aggregate of 5,696,615 shares (the "Firm Shares") of the Company's common stock, $0.10 par value per share (the "Common Stock"). Of the Firm Shares, 5,500,000 are to be issued and sold by the Company and 196,615 are to be sold by the Selling Stockholders. The respective amounts of the Firm Shares to be purchased by each of the several Underwriters are set forth opposite their names on Schedule I hereto. In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional 854,492 shares (the "Company Option Shares") of Common Stock from the Company for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are collectively called the "Shares."

            The Company has prepared and filed in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a Registration Statement (as hereinafter defined) on Form S-3 (No. 333-127977), including a preliminary prospectus relating to the Shares, and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof) and of the related Preliminary Prospectus (as hereinafter defined) have heretofore been delivered by the Company to you. The term "Preliminary Prospectus" means the preliminary prospectus dated [____], 2005 filed with the Commission by the Company pursuant to Rule 424(a) of the Rules. The term "Registration Statement" as used in this Agreement means the initial registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement

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through incorporation by reference or otherwise), as amended at the time and on the date it becomes effective (the "Effective Date"), including the information (if any) contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and deemed to be part thereof at the time of effectiveness pursuant to Rule 430A of the Rules. If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Rules (the "462(b) Registration Statement"), then any reference herein to the Registration Statement shall also be deemed to include such 462(b) Registration Statement. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time of effectiveness or, if Rule 430A of the Rules is relied on, the term Prospectus shall also include the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be.

            The Company and the Selling Stockholders understand that the Underwriters propose to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Representative deems advisable. The Company and the Selling Stockholders hereby confirm that the Underwriters and dealers have been authorized to distribute or cause to be distributed each Preliminary Prospectus and are authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters).

            1. Sale, Purchase, Delivery and Payment for the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

            (a) The Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $_____ per share (the "Initial Price"), the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased from the Company" on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof. The Selling Stockholders agree to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, at the Initial Price, the number of Firm Shares set forth opposite the name of such Underwriter under the column "Number of Firm Shares to be Purchased from the Selling Stockholders" on Schedule I to this Agreement, subject to adjustment in accordance with Section 9 hereof.

            (b) The Company hereby grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Option Shares at the Initial Price. The number of Option Shares to be purchased by each Underwriter shall be the same

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      percentage (adjusted by the Representative to eliminate fractions) of the total number of Option Shares to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Shares. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and from time to time thereafter within 30 days after the date of this Agreement, in each case upon written, facsimile or telegraphic notice, or verbal or telephonic notice confirmed by written, facsimile or telegraphic notice, by the Representative to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing
      Date) of such purchase.

            (c) Payment of the purchase price for, and delivery of certificates for, the Firm Shares shall be made at the offices of CIBC World Markets Corp., One World Financial Center, New York, New York 10281, at 10:00 a.m., New York City time, on the third business day following the date of this Agreement or at such time on such other date, not later than ten (10) business days after the date of this Agreement, as shall be agreed upon by the Company and U.S. Stock Trust Corporation as custodian for the Selling Stockholders (the "Custodian") and the Representative (such time and date of delivery and payment are called the "Firm Shares Closing Date"). In addition, in the event that any or all of the Option Shares are purchased by the Underwriters, payment of the purchase price, and delivery of the certificates, for such Option Shares shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative, and the Company on each date of delivery as specified in the notice from the Representative to the Company (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and any Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

            (d) Payment shall be made to the Company and the Custodian by wire transfer of immediately available funds to the accounts specified by the Company and the Custodian, against delivery of the Shares to the Representative for the respective accounts of the Underwriters.

            (e) The Shares shall be registered in such names and shall be in such denominations as the Representative shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b), and shall be delivered by or on behalf of the Company to the Representative through the facilities of DTC for the account of such Underwriter, unless the Representative otherwise instructs. The Company will cause the certificates representing the Shares to be made available for checking and packaging, at such place as is designated by the Representative, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

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            2. Representations and Warranties of the Company. The Company
represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

            (a) On the Effective Date, the Registration Statement complied and on the date of the Prospectus, the date any post-effective amendment to the Registration Statement becomes effective, the date any supplement or amendment to the Prospectus is filed with the Commission and each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the requirements of the Securities Act and the Rules and the Exchange Act and the rules and regulations of the Commission thereunder. The Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the Effective Date and the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement or any amendment thereto or pursuant to Rule 424(a) of the Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If applicable, each Preliminary Prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective. Notwithstanding the foregoing, none of the representations and warranties in this paragraph 2(a) shall apply to statements in, or omissions from, the Registration Statement or the Prospectus made in reliance upon, and in conformity with, information herein or otherwise furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement or the Prospectus. With respect to the preceding sentence and Section 6 below, the Company acknowledges that the only information furnished in writing by the Representative on behalf of the several Underwriters for use in the Registration Statement or the Prospectus is the statements contained in the fourth and tenth paragraphs under the caption "Underwriting" in the Prospectus.

            (b) The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or are threatened under the Securities Act. Any required filing of the Prospectus and any supplement thereto pursuant

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      to Rule 424(b) of the Rules has been or will be made in the manner and within the time period required by such Rule 424(b).

            (c) The documents incorporated by reference in the Registration Statement and the Prospectus, at the time such incorporated documents became effective or were filed (or, in the case of any amendment with respect to such document was filed, when such amendment became effective or was filed) with the Commission, as the case may be, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and, when read together with the other information in the Registration Statement and Prospectus, none of such incorporated documents, when it became effective or was filed (or, in the case of any amendment with respect to such document was filed, when such amendment became effective or was filed) with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any further documents so filed and incorporated by reference in the Registration Statement and the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and, when read together with the other information in the Registration Statement and Prospectus, will not, when it becomes effective or is filed contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

            (d) The financial statements of the Company and its consolidated subsidiaries (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus (the "Financial Statements") present fairly, in all material respects, the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statements of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; and such Financial Statements and related schedules and notes thereto, and the unaudited financial information filed with the Commission as part of the Registration Statement, have been prepared in conformity with generally accepted accounting principles, applied on a consistent basis (with the exception of new accounting principles adopted as described in the Company's Financial Statements) throughout the periods involved (provided that the unaudited financial information are subject to normal recurring year-end audit adjustments, which are not expected to be material in the aggregate, and do not contain all footnotes required by generally accepted accounting principles). The summary and selected consolidated financial and other data included in the Prospectus present fairly, in all material respects, the information shown therein as at the respective dates and for the respective periods specified and have been prepared on a basis consistent with the consolidated financial statements set forth in the Prospectus. The pro forma financial statements and the related notes thereto, if any, included in the Registration Statement and the Prospectus present fairly, in all material respects, the information shown therein, have been prepared in accordance with the Commission's

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      rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein.

            (e) BDO Seidman LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their audit reports, were independent public accountants as required by the Securities Act and the Rules.

            (f) The Company and each of its Material Subsidiaries, is duly organized, validly existing and in good standing (or equivalent status) under the laws of their respective jurisdictions of incorporation or organization. The Company and each of its subsidiaries is duly qualified to do business and is in good standing (or equivalent status) as a foreign corporation in each jurisdiction in which the nature of the business conducted by it or location of the assets or properties owned, leased or licensed by it requires such qualification or certification, except for such jurisdictions where the failure to so qualify individually or in the aggregate would not have a material adverse effect on the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect"); and to the Company's knowledge, no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification. For the purpose of this Agreement, "Material Subsidiaries" shall mean Games of Nevada, Inc., MCG, Inc., Mikohn International, Inc., Mikohn Nevada, Progressive Games, Inc, Mikohn Gaming Australiasia Pty Ltd., Mikohn Europe, BV and Mikohn Foreign Sales Corporation.

            (g) The Company and each of its subsidiaries has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity (collectively, the "Permits"), to own, lease and license its assets and properties and conduct its business, all of which are valid and in full force and effect, except where the lack of such Permits, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of its subsidiaries has fulfilled and performed in all material respects all of its material obligations with respect to such Permits and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other material impairment of the rights of the Company thereunder. Except as may be required under the Securities Act, the rules of the National Association of Securities Dealers, Inc. (the "NASD") and state and foreign Blue Sky laws, no other Permits are required to enter into, deliver and perform this Agreement and to issue and sell the Shares.

            (h) The Company and each of its subsidiaries owns or is licensed under, and has the right to use, all patents, inventions, trademarks, trade names, service marks, domain names, copyrights, licenses, trade-secrets, know-how and other similar rights and proprietary knowledge (collectively, "Intangibles") currently used in, or necessary for the conduct of, its business, except where the lack of such ownership or license rights, individually or in the aggregate, would not have a Material Adverse Effect. To the knowledge of the Company, the conduct of the business of the Company and each of its

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      subsidiaries does not infringe or otherwise violate the material rights of others with respect to any material Intangibles, and neither the Company nor any of its subsidiaries has received written notice that any claims have been asserted or threatened against the Company or any of its subsidiaries by any person with respect to any such infringement or other violation. To the knowledge of the Company, except as would not be material, no person has infringed or otherwise violated any of the Company's or its subsidiaries' rights with respect to any Intangibles.

            (i) The Company and each of its subsidiaries has good and marketable title to all real property, and good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects, except such as disclosed in the Prospectus or such as are not material to the Company and its subsidiaries, taken as a whole, and do not materially interfere with the use made of such property, as of the date hereof, by the Company and its subsidiaries, taken as a whole. All real and personal property held under lease by the Company and its subsidiaries is held by them under valid, existing and enforceable leases, free and clear of all liens, encumbrances and defects, except such as are disclosed in the Prospectus or such as would not have a Material Adverse Effect or would not materially interfere with the use made thereof by the Company and its subsidiaries taken as a whole.

            (j) Subsequent to the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, except as disclosed in the Prospectus, (i) there has not been any Material Adverse Effect; (ii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree which would have a Material Adverse Effect; and (iii) since the date of the latest balance sheet included or incorporated by reference in the Registration Statement and the Prospectus, neither the Company nor its subsidiaries has (A) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business or such securities issued in accordance with employee benefits plans, (B) entered into any transaction not in the ordinary course of business or (C) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

            (k) There is no document, contract or other agreement required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required by the Securities Act or Rules. Except as set forth in the Registration Statement, each contract, document or other agreement described in the Registration Statement and Prospectus or listed in the Exhibits to the Registration Statement or incorporated by reference is in full force and effect and is valid and enforceable by and against the Company or its subsidiary, as the case may be, in accordance with its terms. Neither the Company nor any of its subsidiaries, if a subsidiary is a party, nor to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any

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      document, contract or other agreement described in the Registration
      Statement or Prospectus or filed as an exhibit to the Registration Statement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event, individually or in the aggregate, would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company or its subsidiary, if a subsidiary is a party thereto, of any other agreement or instrument to which the Company or any of its subsidiaries is a party or by which Company or its properties or business or a subsidiary or its properties or business may be bound or affected which default or event, individually or in the aggregate, would have a Material Adverse Effect.

            (l) The statistical and market related data included in the Registration Statement are based on or derived from sources that the Company believes to be reliable and accurate.

            (m) Neither the Company nor any of its subsidiaries is in violation of any term or provision of its charter or bylaws or similar organizational documents. Neither the Company nor any of its subsidiaries is in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation, individually or in the aggregate, would have a Material Adverse Effect.

            (n) This Agreement has been duly authorized, executed and delivered by the Company.

            (o) Neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will (i) violate any provision of the charter or bylaws or similar organizational documents of the Company or any of its subsidiaries, or (ii) give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which either the Company or its subsidiaries or any of their properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or any of its subsidiaries, except for such consents or waivers which have already been obtained and are in full force and effect and except where the failure to obtain such consents or waivers would not have a Material Adverse Effect on the Company's ability to perform its obligations under this Agreement.

            (p) The Company has authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. The certificates evidencing the Shares are in due and proper legal form and have been duly authorized for issuance by the

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      Company. All of the issued and outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable. There are no statutory preemptive or other similar rights to subscribe for or to purchase or acquire any shares of Common Stock of the Company or any of its Material Subsidiaries or any such rights pursuant to the charter or bylaws or any agreement or instrument to or by which the Company or any of its Material Subsidiaries is a party or bound. The Shares, when issued and sold pursuant to this Agreement, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any of its Material Subsidiaries or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock and the Shares conform in all material respects to all statements in relation thereto contained in or incorporated by reference into the Registration Statement and the Prospectus. All outstanding shares of capital stock of each of the Company's Material Subsidiaries have been duly authorized and validly issued, and are fully paid and nonassessable and are owned directly by the Company or by another wholly-owned subsidiary of the Company free and clear of any security interests, liens, encumbrances, equities or claims, other than those described in the Prospectus.

            (q) No holder of any security of the Company has any right, which has not been waived, to have any security owned by such holder included in the Registration Statement or to demand registration of any security owned by such holder for a period of 90 days after the date of this Agreement. Each director and executive officer of the Company and each stockholder of the Company listed on Schedule III has delivered to the Representative his enforceable written lock-up agreement in the form attached to this Agreement as Exhibit A hereto ("Lock-Up Agreement").

            (r) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Shares by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming the authorization, execution and delivery by the Representative, constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

            (s) Except as disclosed in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any action, suit, proceeding, inquiry or investigation, governmental or otherwise, to which the Company is a party, or to which its properties or assets are subject, before or brought by any court, arbitrator or governmental agency or body, that, if determined adversely to the Company could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or that seeks to restrain, enjoin, prevent the consummation of or otherwise

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      challenge the issuance or sale of the Shares to be sold hereunder or the application of the proceeds therefrom described in the Registration Statement.

            (t) Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a Material Adverse Effect. The Company is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers or contractors which would have a Material Adverse Effect. The Company is not aware of any threatened or pending litigation between the Company or its subsidiaries and any of its executive officers which, if adversely determined, could have a Material Adverse Effect.

            (u) No transaction has occurred between or among the Company and any of its officers or directors, stockholders or any affiliate or affiliates of any such officer or director or stockholder that is required to be described in and is not described in the Registration Statement and the Prospectus.

            (v) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Shares.

            (w) The Company and each of its subsidiaries has filed all Federal, state, local and foreign tax returns which are required to be filed through the date hereof, which returns are true and correct in all material respects, or has received timely extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due. There are no tax audits or investigations pending, which if adversely determined would have a Material Adverse Effect; nor are there any material proposed additional tax assessments against the Company or any of its subsidiaries.

            (x) The Shares have been duly authorized for quotation on the National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System upon notice of issuance.

            (y) The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the quotation of the Common Stock on the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or quotation.

            (z) The books, records and accounts of the Company and its subsidiaries accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the results of operations of, the Company and its subsidiaries. The Company and each of its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (aa) The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"). The chief executive officer and the chief financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct

            (bb) The Company maintains "disclosure controls and procedures" (as defined in Rule 13a-15(e) under the Exchange Act) which are effective in all material respects to perform the functions for which they were established.

            (cc) The Company and its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the Company or any of its subsidiaries or the Company's or its subsidiaries' respective businesses, assets, employees, officers and directors are in full force and effect; the Company and each of its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and neither the Company nor any subsidiary of the Company has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that is not materially greater than the current cost. Neither the Company nor any of its subsidiaries has been denied any insurance coverage which it has sought or for which it has applied except as would not have, individually or in the aggregate, a Material Adverse Effect.

            (dd) The Company and its subsidiaries are currently operating in compliance with the terms of all Permits issued by gaming authorities, except where the failure to so comply would not have a Material Adverse Effect or prevent or significantly delay the consummation of the transactions contemplated hereby. No gaming authority is restricting or prohibiting the continuation of the business of the Company or any of its subsidiaries as presently conducted or described in the Registration Statement and the Prospectus. Neither the Company nor any of its subsidiaries, nor any director, officer, key employee, person performing management functions similar to officers or, to the Company's knowledge, stockholder of the Company has received any written claim, demand notice, complaint, court order or administrative order from any governmental authority in the past three years under or relating to any violation or possible violation of any gaming laws which did or would be reasonably likely to result in fines or penalties of $500,000 or more. To the knowledge of the Company, there are no facts which, if known to the gaming authorities under the gaming laws, could reasonably be expected to result in the revocation, limitation or suspension of a Permit, or any officer, director, key employee, other person performing management functions similar to an officer or partner, under any gaming laws. Neither the Company nor any of its subsidiaries has any reason to believe that any gaming authority is considering, or has any basis for, restricting or prohibiting the continuation of the business of the Company or any of its subsidiaries as presently conducted through any order, decree or otherwise.

            (ee) Each approval, consent, order, authorization, designation, declaration or filing of, by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated required to be obtained or performed by the Company (except such additional steps as may be required by the National Association of Securities Dealers, Inc. (the "NASD") or may be necessary to qualify the Shares for public offering by the Underwriters under the state securities or Blue Sky laws) has been obtained or made and is in full force and effect.

            (ff) There are no affiliations with the NASD among the Company's officers, directors or, to the best of the knowledge of the Company, any five percent or greater stockholder of the Company, except as set forth in the Registration Statement or otherwise disclosed in writing to the Representative.

            (gg) (i) Each of the Company and each of its subsidiaries is in compliance in all material respects with all material rules, laws and regulation relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Law") which are applicable to its business; (ii) neither the Company nor its subsidiaries has received any notice from any governmental authority or third party of an asserted claim under Environmental Laws; (iii) each of the Company and each of its subsidiaries has received all material permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval; (iv) to the Company's knowledge, no facts currently exist that will require the Company or any of its subsidiaries to make future material capital expenditures to comply with Environmental Laws; and (v) no property which is or has been owned, or to the Company's knowledge, leased or occupied by the Company or its subsidiaries has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation of Liability Act of 1980, as amended (42 U.S.C. Section 9601, et. seq.) ("CERCLA") or otherwise designated as a contaminated site under applicable state or local law. Neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" or similar term of designation under CERCLA or any similar state or local law.

            (hh) The Company is not and, after giving effect to the offering and sale of the Shares and the application of proceeds thereof as described in the Prospectus, will not be an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act").

            (ii) The Company or, to the Company's knowledge, any other person associated with or acting on behalf of the Company, including, without limitation, any director, officer, agent or employee of the Company or its subsidiaries, has not, directly or indirectly, while acting on behalf of the Company or its subsidiaries (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

            (jj) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the "Money Laundering Laws") and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of it subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

            (kk) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

            (ll) Except as described in the Prospectus or in the documents incorporated by reference into the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

            (mm) The Company has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the U.S. Employee Retirement Income Security Act of 1974 ("ERISA") and the regulations and published interpretations thereunder with respect to each "plan" as defined in
      Section 3(3) of ERISA and such regulations and published interpretations in which its employees are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. No "Reportable Event" (as defined in 12 ERISA) has occurred with respect to any "Pension Plan" (as defined in ERISA) for which the Company could have any liability.

            (nn) Each of the Company, its directors and officers has not distributed and will not distribute prior to the later of (i) the Firm Shares Closing Date, or the Option Shares Closing Date, and (ii) completion of the distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than any Preliminary Prospectus, the Prospectus, the Registration Statement and other materials, if any, permitted by the Securities Act.

            (oo) The Company acknowledges and agrees that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm's length transaction between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company, the Selling Stockholders or any other person. Additionally, the Company acknowledges and agrees that the Underwriters have not and will not advise the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Company, the Selling Stockholders or any other person with respect thereto, whether arising prior to or after the date hereof. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholders. The Company agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company, any Selling Stockholder or any other person in connection with any such transaction or the process leading thereto.

            3. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders hereby represents and warrants to each Underwriter as of the date hereof, as of the Firm Shares Closing Date and as of each Option Shares Closing Date (if any), as follows:

            (a) Each Selling Stockholder has caused certificates for the number of Shares to be sold by such Selling Stockholder hereunder to be delivered to the Custodian, endorsed in blank or with blank stock powers duly executed, with a signature appropriately guaranteed, such certificates to be held in custody by the Custodian for delivery, pursuant to the provisions of this Agreement and an agreement dated October __, 2005 among the Custodian and the Selling Stockholders substantially in the form attached hereto as Exhibit B (the "Custody Agreement").

            (b) Each Selling Stockholder has granted an irrevocable power of attorney substantially in the form attached hereto as Exhibit C (the "Power of Attorney") to the person named therein, on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the shares to be sold by such Selling Stockholder pursuant hereto.

            (c) This Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement have each been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and, assuming due authorization, execution and delivery by the other parties thereto, constitutes the valid and legally binding agreement of each Selling Stockholder, enforceable against each such Selling Stockholder in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

            (d) The execution and delivery by each Selling Stockholder of this Agreement and the performance by each Selling Stockholder of its obligations under this Agreement, including the sale and delivery of the Shares to be sold by each such Selling Stockholder and the consummation of the transactions contemplated herein and compliance by each Selling Stockholder with its obligations hereunder, do not and will not, whether with or without the giving of notice or the passage of time or both, (i) violate or contravene any provision of the charter or bylaws or other organizational instrument of any Selling Stockholder, if applicable, or any applicable law, statute, regulation, or filing or any agreement or other instrument binding upon any Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over any the Selling Stockholder, (ii) conflict with or constitute a breach of, or default under, or result in the creation or imposition of any tax, lien, charge or encumbrance upon the shares to be sold by any Selling Stockholder or any property or assets of any Selling Stockholder pursuant to the terms of any agreement or instrument to which any Selling Stockholder is a party or by which any Selling Stockholder may be bound or to which any of the property or assets of any Selling Stockholder is subject or (iii) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it, except such as may be required by the Blue Sky laws of the various states in connection with the offer and sale of the Shares which have been or will be effected in accordance with this Agreement.

            (e) Each Selling Stockholder has, and on the Firm Shares Closing Date will have, valid and marketable title to the Shares to be sold by such Selling Stockholder free and clear of any lien, claim, security interest or other encumbrance, including, without limitation, any restriction on transfer, except as otherwise described in the Registration Statement and Prospectus.

            (f) Each Selling Stockholder has, and on the Firm Shares Closing Date will have, full legal right, power and authority, and any approval required by law, to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder in the manner provided by this Agreement.

            (g) Upon delivery of and payment for the Shares to be sold by each Selling Stockholder pursuant to this Agreement, assuming each Underwriter has no notice of any adverse claim, the several Underwriters will receive valid and marketable title to such Shares free and clear of any lien, claim, mortgage, pledge, security interest or other encumbrance.

            (h) All information relating to each Selling Stockholder furnished in writing by such Selling Stockholder expressly for use in the Registration Statement and Prospectus is, and on each Closing Date will be, true, correct, and complete, and does not, and on each Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading.

            (i) Each Selling Stockholder has reviewed the Registration Statement and Prospectus and, although such Selling Stockholder has not independently verified the accuracy or completeness of all the information contained therein, nothing has come to the attention of such Selling Stockholder that would lead such Selling Stockholder to believe that (i) on the Effective Date, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein in order to make the statements made therein not misleading and (ii) on the Effective Date the Prospectus contained and, on each Closing Date contains, no untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (j) The sale of Shares by each Selling Stockholder pursuant to this Agreement is not prompted by such Selling Stockholder's knowledge of any material information concerning the Company or any of its subsidiaries which is not set forth in the Prospectus.

            (k) No Selling Stockholder has taken, and no Selling Stockholder will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

            (l) No Selling Stockholder has actual knowledge that any representation or warranty of the Company set forth in Section 2 above is untrue or inaccurate in any material respect.

            (m) The representations and warranties of each Selling Stockholder in the Custody Agreement are and on each Closing Date will be, true and correct.

            (n) Each Selling Stockholder acknowledges and agrees that each of the Underwriters has acted and is acting solely in the capacity of a principal in an arm's length transaction between the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor, agent or fiduciary to the Company, the Selling Stockholders or any other person. Additionally, each Selling Stockholder acknowledges and agrees that the Underwriters have not and will not advise the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each Selling Stockholder has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the

      Underwriters shall have no responsibility or liability to the Company, the Selling Stockholders or any other person with respect thereto, whether arising prior to or after the date hereof. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions have been and will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholders. Each Selling Stockholder agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary duty to the Company, any Selling Stockholder or any other person in connection with any such transaction or the process leading thereto.

            4. Conditions of the Underwriters' Obligations. The obligations of the Underwriters under this Agreement are several and not joint. The respective obligations of the Underwriters to purchase the Shares are subject to each of the following terms and conditions:

            (a) Notification that the Registration Statement has become effective shall have been received by the Representative and the Prospectus shall have been timely filed with the Commission in accordance with Section 5(a) of this Agreement.

            (b) No order preventing or suspending the use of any Preliminary Prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission and the Representative. If the Company has elected to rely upon Rule 430A, Rule 430A information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period and the Company shall have provided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A. If the Company has elected to rely upon Rule 434, a term sheet shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period.

            (c) The representations and warranties of the Company and the Selling Stockholders contained in this Agreement and in the certificates delivered pursuant to Section 4(d) shall be true and correct when made and on and as of each Closing Date as if made on such date. The Company and the Selling Stockholders shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by them at or before such Closing Date.

            (d) The Representative shall have received on each Closing Date a certificate, addressed to the Representative and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that: (i) the representations, warranties and agreements of the Company in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) the Company has performed all covenants and agreements and satisfied all conditions contained herein; (iii) they have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date, no event has occurred which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus; and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are pending under the Securities Act.

            (e) The Representative shall have received on the Firm Shares Closing Date a certificate addressed to the Representative and dated such Closing Date, of each Selling Stockholder, to the effect that: (i) the representations, warranties and agreements of such Selling Stockholder in this Agreement were true and correct when made and are true and correct as of such Closing Date; (ii) such Selling Stockholder has performed all covenants and agreements and satisfied all conditions contained herein; and (iii) such Selling Stockholder has carefully examined the Registration Statement and the Prospectus and, in the opinion of such Selling Stockholder, (A) with respect to the information relating to such Selling Stockholder, as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (B) since the Effective Date no event has occurred with respect to such Selling Stockholder which should have been set forth in a supplement or otherwise required an amendment to the Registration Statement or the Prospectus.

            (f) The Representative shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from BDO Seidman LLP addressed to the Representative and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

            (g) The Representative shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from RKF addressed to the Representative and dated, respectively, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to VirtGame Corp.'s financial statements and certain financial information contained in the Registration Statement and the Prospectus.

            (h) The Representative shall have received, at the time this Agreement is executed and on each Closing Date a signed letter from KPMG LLP addressed to the Representative and dated, respectively, the date of this Agreement and each such Closing

      Date, in form and substance reasonably satisfactory to the Representative containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to EndX Group Ltd.'s financial statements and certain financial information contained in the Registration Statement and the Prospectus.

            (i) The Representative shall have received on each Closing Date from Robert Ziems, general counsel of the Company, an opinion, addressed to the Representative and dated such Closing Date, and in substantially the form attached hereto as Exhibit D.

            (j) The Representative shall have received on each Closing Date from Cooley Godward LLP, counsel for the Company, an opinion, addressed to the Representative and dated such Closing Date, and in substantially the form attached hereto as Exhibit E.

            (k) The Representative shall have received on each Closing Date from Schreck Brignone, corporate and regulatory counsel for the Company, an opinion, addressed to the Representative and dated such Closing Date, and in substantially the form attached hereto as Exhibit F.

            (l) The Representative shall have received on the Firm Shares Closing Date from [_______________], counsel for the Selling Stockholders, an opinion, addressed to the representative and dated such Closing Date, and in substantially the form attached hereto as Exhibit G.

            (m) The Representative shall have received on each Closing Date from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, an opinion, addressed to the Representative and dated such Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they may reasonably request for purpose of enabling them to pass upon such matters.

            (n) The Representative shall have received copies of the Lock-up Agreements executed by each entity or person listed on Schedule III hereto.

            (o) The Shares shall have been approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.

            (p) The Company shall have furnished or caused to be furnished to the Representative such further certificates or documents as the Representative shall have reasonably requested.

            5. Covenants of the Company.

            (a) The Company covenants and agrees as follows:

                  (i) The Company will use its best efforts to cause the
            Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective as promptly as possible. The Company shall prepare the Prospectus in a form reasonably approved by the Representative and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by the Rules.

                  (ii) The Company shall promptly advise the Representative in writing (A) when any post-effective amendment to the Registration Statement shall have become effective or any supplement to the Prospectus shall have been filed, (B) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the institution or threatening of any proceeding for that purpose and (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document incorporated by reference in the Registration Statement unless the Company has furnished the Representative a copy for its review prior to filing and shall not file any such proposed amendment or supplement to which the Representative reasonably objects. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (iii) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (ii) of this
            Section 5(a), an amendment or supplement which shall correct such statement or omission or an amendment which shall effect such compliance.

                  (iv) The Company shall furnish to the Representative and
            counsel for the Underwriters, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and all amendments thereof and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Representative or such other Underwriter may reasonably request. If applicable, the copies of the Registration Statement and Prospectus and each amendment and supplement thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

                  (v) The Company shall cooperate with the Representative and counsel for the Underwriters in endeavoring to qualify the Shares for offer and sale in connection with the offering under the laws of such jurisdictions as the Representative may reasonably designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, or as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

                  (vi) The Company, during the period when the Prospectus is required to be delivered under the Securities Act and the Rules or the Exchange Act, will file all reports and other documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the regulations promulgated thereunder.

                  (vii) Without the prior written consent of CIBC World Markets
            Corp., for a period of 90 days after the date of this Agreement (the "Lock-Up Period"), the Company shall not issue, sell or register with the Commission (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into, exercisable for or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement and the issuance of shares pursuant to the Company's existing stock option plan or bonus plan as described in the Registration Statement and the Prospectus. In the event that during this period, (A) any shares are issued pursuant to the Company's existing stock option plan or bonus plan that are exercisable during such 90-day period or (B) any registration is effected on Form S-8 or on any successor form relating to shares that are exercisable during such 90-day period, the Company shall obtain the written agreement of such grantee or purchaser or holder of such registered securities that, for a period of 90 days after the date of this Agreement, such person will not, without the prior written consent of CIBC World Markets Corp., offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by such person. Notwithstanding the foregoing, if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings or results or material news or a material event relating to the Company occurs or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company's securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act. The Company will provide the Representative with notice of any event described in clauses (1) and (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

                  (viii) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

                  (ix) Prior to the Closing Date, the Company will issue no
            press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of any of them, or the offering of the Shares without the prior written consent of the Representative unless in the judgment of the Company and its counsel, and after notification to the Representative, such press release or communication is required by law.

                  (x) The Company will apply the net proceeds from the offering of the Shares in the manner set forth under "Use of Proceeds" in the Prospectus.

            (b) The Company agrees to pay, or reimburse if paid by the Representative, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each Preliminary Prospectus, the Prospectus, the Canadian wrap, all amendments and supplements to the Registration Statement and the Prospectus and any document incorporated by reference therein, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares to the Underwriters; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 5(a)(vi), including the reasonable fees and disbursements of counsel for the Underwriters (not to exceed $15,000) in connection with such registration and qualification and the preparation, printing, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Underwriters of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold; (v) the costs and expenses of the Company relating to any "road show" undertaken in connection with the marketing of the offering of the Shares, including without limitation, requests of the Company in connection with the travel and lodging expenses of officers of the Company, and the cost of any aircraft chartered in connection with the road show with the prior approval of the Company; (vi) the filing fees of the NASD in connection with its review of the terms of the public offering and reasonable fees and disbursements of counsel for the Underwriters in connection with such review; (vii) inclusion of the Shares for quotation on the Nasdaq National Market; (viii) the fees and disbursements of corporate and regulatory counsel to the Company; (ix) the fees and disbursements of the accountants providing comfort letters pursuant to this Agreement; and (x) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriters.

            (c) The Selling Stockholders will pay all expenses incident to the performance of the obligations under, and the consummation of the transactions contemplated by, this Agreement of the Selling Stockholders, including (i) any stamp duties, capital duties and stock transfer taxes, if any, payable upon the sale of the Shares to the Underwriters, and their transfer between the Underwriters pursuant to an agreement between such Underwriters; and (ii) the fees and disbursements of their counsel.

            (d) Subject to the provisions of Section 8 and Section 5(b)(iii), the Underwriters agree to pay, all costs and expenses incident to the performance of the obligations of the Underwriters under this Agreement, including the fees and disbursements of counsel for the Underwriters.

            6. Indemnification.

            (a) The Company and the Selling Stockholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto, or in any Blue Sky application or other information or other documents executed by the Company filed in any state or other jurisdiction to qualify any or all of the Shares under the securities laws thereof (any such application, document or information being hereinafter referred to as a "Blue Sky Application") or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by such Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement thereto, or in any Blue Sky Application in reliance upon and in conformity with information furnished in writing to the Company by the Representative on behalf of any Underwriter specifically for use therein; and, provided, further, that such indemnity shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any loss, claim, damage or liability arising out of any such untrue statement or alleged untrue statement or omission or alleged omission in any Preliminary Prospectus if the Company shall have timely furnished copies of the Prospectus to such Underwriter and such Underwriter shall not have given or sent a copy of the Prospectus to the person who purchased Shares from such Underwriter, to the extent that the Prospectus would have cured such defect or alleged defect giving rise to such loss, claim, damage or liability. Notwithstanding the foregoing, the liability of the Selling Stockholders pursuant to the provisions of this Section 6(a) shall be limited to an amount equal to the aggregate net proceeds received by such Selling Stockholders from the sale of the Shares sold by the Selling Stockholders hereunder. This indemnity agreement will be in addition to any liability which the Company and Selling Stockholders may otherwise have.

            (b) Each Underwriter agrees to indemnify and hold harmless the Company, the Selling Stockholders and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or
      Section 20 of the Exchange Act, each director of the Company, and each officer of the Company who signs the Registration Statement, against any and all losses, claims, damages and liabilities (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or claim asserted) to which such party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or through the Representative expressly for use therein; provided, however, that the obligation of each Underwriter to indemnify the Company or the Selling Stockholders (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from such Underwriter. This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have.

            (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6(a) or 6(b) shall be available to any party who shall fail to give notice as provided in this Section 6(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel (not to be unreasonably withheld or delayed), the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
      (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel to the indemnified party shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, and proceeding or claim effected without its written consent, which consent shall not be unreasonably withheld or delayed.

            7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 6(a) or 6(b) is due in accordance with its terms but for any reason is unavailable to or insufficient to hold harmless an indemnified party in respect to any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate losses, liabilities, claims, damages and expenses (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by any person entitled hereunder to contribution from any person who may be liable for contribution) incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares pursuant to this Agreement or, if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 7, (i) no Underwriter (except as may be provided in the Agreement Among Underwriters) shall be required to contribute any amount in excess of the amount by which the total price at which the shares underwritten by it and distributed to the public were offered to the public exceeds the amount of damages which such underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission; and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the aggregate net proceeds of the sale of Shares received by such Selling Stockholder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or any Selling Stockholder, as the case may be. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 7, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this
Section 7. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its written consent. The Underwriter's obligations to contribute pursuant to this Section 7 are several in proportion to their respective underwriting commitments and not joint. The provisions of this Section 7 shall not affect any agreement among the Company and the Selling Stockholders with respect to contribution.

            8. Termination.

            (a) This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Underwriters by notifying the Company and the Selling Stockholders at any time at or before a Closing Date in the absolute discretion of the Representative if: (i) there has occurred any material adverse change in the securities markets in North America or Europe or any event, act or occurrence that has materially disrupted, or in the opinion of the Representative, will in the future materially disrupt, the securities markets in North America or Europe or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in each of the foregoing instances, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (ii) there has occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Shares or enforce contracts for the sale of the Shares; (iii) trading in the Shares or any securities of the Company has been suspended or materially limited by the Commission or trading generally on the New York Stock Exchange, Inc., the American Stock Exchange, Inc. or the Nasdaq National Market has been suspended or materially limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by any of said exchanges or by such system or by order of the Commission, the NASD, or any other governmental or regulatory authority; (iv) a banking moratorium has been declared by any state or Federal authority; or (v) in the judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business.

            (b) If this Agreement is terminated pursuant to any of its provisions, neither the Company nor the Selling Stockholders shall be under any liability to any Underwriter, and no Underwriter shall be under any liability to the Company or any Selling Stockholder, except that (y) if this Agreement is terminated by the Representative or the Underwriters because of any failure, refusal or inability on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) incurred by them in connection with the proposed purchase and sale of the Shares or in contemplation of performing their obligations hereunder and (z) no Underwriter who shall have failed or refused to purchase the Shares agreed to be purchased by it under this Agreement, without some reason sufficient hereunder to justify cancellation or termination of its obligations under this Agreement, shall be relieved of liability to the Company, the Selling Stockholders or to the other Underwriters for damages occasioned by its failure or refusal.

            9. Substitution of Underwriters. If any Underwriter shall default in its obligation to purchase on any Closing Date the Shares agreed to be purchased hereunder on such Closing Date, the Representative shall have the right, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase such Shares on the terms contained herein. If, however, the Representative shall not have completed such arrangements within such 36-hour period, then the Company shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Shares on such terms. If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of Shares which remains unpurchased on such Closing Date does not exceed one-eleventh of the aggregate number of all the Shares that all the Underwriters are obligated to purchase on such date, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such date and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default. In any such case, either the Representative or the Company shall have the right to postpone the applicable Closing Date for a period of not more than seven days in order to effect any necessary changes and arrangements (including any necessary amendments or supplements to the Registration Statement or Prospectus or any other documents), and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in the opinion of the Company and the Underwriters and their counsel may thereby be made necessary.

            If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the Representative and the Company as provided above, the aggregate number of such Shares which remains unpurchased exceeds 10% of the aggregate number of all the Shares to be purchased at such date, then this Agreement, or, with respect to a Closing Date which occurs after the First Closing Date, the obligations of the Underwriters to purchase and of the Company or the Selling Stockholders, as the case may be, to sell the Option Shares to be purchased and sold on such date, shall terminate, without liability on the part of any non-defaulting Underwriter to the Company or the Selling Stockholders, and without liability on the part of the Company or the Selling Stockholders, except as provided in Sections 5(b), 6, 7 and 8. The provisions of this Section 9 shall not in any way affect the liability of any defaulting Underwriter to the Company or the nondefaulting Underwriters arising out of such default. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

            10. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or the Company or the Selling Stockholders or any of their respective officers, directors or controlling persons referred to in Sections 6 and 7 hereof, and shall survive delivery of and payment for the Shares. In addition, the provisions of Sections 5(b), 6, 7 and 8 shall survive the termination or cancellation of this Agreement.

            This Agreement has been and is made for the benefit of the Underwriters, the Company and the Selling Stockholders and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Underwriters, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from any Underwriter merely because of such purchase.

            All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing, (a) if to the Representative, c/o CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New

York 10016 Attention: Joanne Wong, with a copy to Skadden, Arps, Slate, Meagher & Flom LLP, 300 South Grand Avenue, Suite 3400, Los Angeles, California 90071
Attention: Rick C. Madden and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement with a copy to Cooley Godward LLP, 4401 Eastgate Mall, San Diego, California 92121 Attention: Steven M. Przesmicki; and (c) if to the Selling Stockholders to __________ with a copy to [___________].

            THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

            Please confirm that the foregoing correctly sets forth the agreement among us.

                                   Very truly yours,

                                   MIKOHN GAMING CORPORATION

                                   By __________________________________________
                                      Name:
                                      Title:

                                   SELLING STOCKHOLDERS

                                   _____________________________________________
                                   Name:

                                   _____________________________________________
                                   Name:

Confirmed:

CIBC WORLD MARKETS CORP.

___________________________________

Acting severally on behalf of itself
and as Representative of the several
Underwriters named in Schedule I annexed hereto.

By CIBC WORLD MARKETS CORP.

By ________________________________
   Name:
   Title:

                                   SCHEDULE I

                               Number of Firm Shares to be Purchased    Number of Firm Shares to be Purchased
            Name                         from the Company                   from the Selling Stockholders
--------------------------    --------------------------------------    -------------------------------------
CIBC World Markets Corp.                        [  ]                                     [  ]
Merriman Curhan Ford & Co.                      [  ]                                     [  ]
ThinkEquity Partners LLC                        [  ]                                     [  ]

                     Total

                                    Sch I - 1

                                   SCHEDULE II

                                                      Number of
                                                    Firm Shares to
Name of Selling Stockholders                           Be Sold
----------------------------                        --------------
                                                         [  ]
Robert J. Parente                                        [  ]
Michael F. Dreitzer
Terrance W. Oliver
Douglas M. Todoroff
Ripley Entertainment Inc.
Horn Abbot International Limited
Horn Abbot Ltd.

                                 Total

                                   Sch II - 1

                                  SCHEDULE III

                               Lock-up Signatories

Peter G. Boynton
Neil Crossan
Thomas Galanty
Russel H. McMeekin
Terrance W. Oliver
Robert J. Parente
Heather A. Rollo
Michael A. Sicuro
Rick L. Smith
Douglas M. Todoroff
Robert B. Ziems

                                   Sch III - 1

                                                                       Exhibit A

                            FORM OF LOCK-UP AGREEMENT

                                                              September __, 2005

CIBC World Markets Corp.
  as Representative of the Several Underwriters
c/o CIBC World Markets Corp.
300 Madison Avenue
New York, New York  10017

      Re:   Secondary Public Offering of Mikohn Gaming Corporation

Ladies and Gentlemen:

      The undersigned, a holder of common stock, par value $0.10 ("Common Stock"), or rights to acquire Common Stock, of Mikohn Gaming Corporation, a Nevada corporation doing business as Progressive Gaming International Corporation (the "Company"), understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company, providing for the public offering (the "Public Offering") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), of shares of Common Stock of the Company (the "Securities"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

      In consideration of the Underwriters' agreement to enter into the Underwriting Agreement and to proceed with the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees for the benefit of the Company, you and the other Underwriters that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, the undersigned will not, during the period ending 90 days (the "Lock-Up Period") after the date of the prospectus relating to the Public Offering (the "Prospectus"), directly or indirectly (1) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock owned either of record or beneficially (as defined in the Securities Exchange Act of 1934, as amended) by the undersigned on the date hereof or hereafter acquired or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. In addition, the undersigned agrees that, without the prior written consent of CIBC World Markets Corp. on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The foregoing shall not apply to (x) Common Stock to be transferred as a gift or gifts (provided that any donee thereof agrees in writing to be bound by the terms hereof), (y) the sale of the Securities to be sold pursuant to the Prospectus and (y) sales under any 10b-5 plan.

      Notwithstanding the foregoing, if (x) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period; the restrictions imposed in this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event; provided, however, that this sentence shall not apply if the research published or distributed on the Company is compliant under Rule 139 of the Securities Act and the Company's securities are actively traded as defined in Rule 101(c)(1) of Regulation M of the Exchange Act.

      In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Letter Agreement.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Letter Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

      The undersigned understands that, if the Underwriting Agreement is not executed prior to December 31, 2005, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder, the undersigned shall be released form all obligations under this Letter Agreement.

The undersigned, whether or not participating in the Offering, understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this Letter Agreement.

                              Very truly yours,

Dated:________, 2005

                              Signature

                              Printed Name and Title (if applicable)

                                                                       Exhibit B

                            FORM OF CUSTODY AGREEMENT
                       for sale of shares of common stock,
             par value $.10 per share, of Mikohn Gaming Corporation

____________________(the "Custodian")
[Address]

Attention:  [          ]

Ladies and Gentlemen:

      There are delivered to you herewith certificate(s) representing shares of Common Stock, par value $.10 per share ("Common Stock"), of Mikohn Gaming Corporation, a Nevada corporation doing business as Progressive Gaming International Corporation (the "Company") as set forth at the end of this letter on the page entitled "CERTIFICATE(S) DEPOSITED." Each of the certificates so delivered is accompanied by an executed assignment form duly endorsed for transfer and is in negotiable form bearing the signature of the undersigned guaranteed by a commercial bank or trust company having an office or a correspondent in New York City, New York or by a member firm of the New York, American or Pacific Stock Exchange. The certificate(s) are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement (this "Custody Agreement").

      If the undersigned is acting as trustee or in any fiduciary or representative capacity, the undersigned has also delivered duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act as a Selling Stockholder (as defined herein).

      The undersigned agrees to deliver such additional documentation as you, the Attorneys (as defined herein), the Company or the Representative (as defined herein) or any of their respective counsel or counsel for the Underwriters may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Power of Attorney or the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

            Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed a power of attorney (the "Power of Attorney") irrevocably appointing __________ and _______________, each with full power and authority to act alone in any matter thereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually, an "Attorney" and collectively, the "Attorneys"), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of the Common Stock by the undersigned including, but not limited to entering into and performing an underwriting agreement (the "Underwriting Agreement") among the Company, certain stockholders of the Company including the undersigned (the

"Selling Stockholders"), and CIBC World Markets Corp., as representative (the "Representative") of the several underwriters to be named in Schedule I to the Underwriting Agreement (the "Underwriters"). The total number of shares of Common Stock to be sold by the undersigned to the Underwriters and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement is hereinafter referred to as the "Shares."

      You are authorized and directed to hold the certificate(s) deposited with you hereunder in your custody and, subject to the instructions of the Attorneys,
(i) to take all necessary action to cause the Shares to be transferred on the books of the Company into such names as the Representative, on behalf of the several Underwriters, shall have instructed, including surrendering the certificate(s) representing the Shares to the transfer agent for the Common Stock for cancellation, in exchange for new certificate(s) for shares of Common Stock registered in such names and in such denominations as the Representative shall have instructed; (ii) to deliver such new certificate(s) to the Representative, for the accounts of the several Underwriters, against payment for such Shares at the purchase price per Share specified in the Underwriting Agreement and to give receipt for such payment; (iii) to deposit the same to your account as Custodian and draw upon such account to pay such transfer taxes, if any, payable in connection with the transfer of the Shares to the Underwriters ("Transfer Taxes") as you may be instructed to pay by the Attorneys; (iv) to transmit to the undersigned in the manner set forth under "MANNER OF PAYMENT" below, within 24 hours of receiving instructions from the Attorneys to do so, the excess, if any (the "Net Proceeds"), of the amount received by you as payment for the Shares over the Transfer Taxes, if any. The amount of such Net Proceeds is to be paid in the manner requested by the undersigned at the end of this Custody Agreement or in such manner as you, in accordance with the terms hereof, shall deem appropriate. Upon receipt of instructions from the Attorneys, you shall also return to the undersigned, new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by the certificate(s) deposited with you hereunder over the number of Shares sold by the undersigned to the Underwriters.

      Under the terms of the Power of Attorney, the authority conferred thereby is granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Stockholder (as defined in the Underwriting Agreement) and is irrevocable and not subject to withdrawal or termination by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an "Event"). Accordingly, the certificate(s) deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to and in consideration of the interests of the several Underwriters, the Company, the Attorneys and the other Selling Stockholders, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to withdrawal or termination by the occurrence of any Event. If an Event shall occur after the execution hereof but before the delivery of the Shares to the Underwriters, then certificate(s) representing such Shares will be delivered by you to the Underwriters on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement and any actions taken by you pursuant to this Custody Agreement shall be as valid as if such Event had not occurred, regardless of whether or not you, the Attorneys, the Underwriters or any one of them, shall have received notice of such Event.

      Until payment of the purchase price for the Shares has been made to you by or for the account of the several Underwriters, the undersigned shall remain the owner of all shares of Common Stock represented by the certificate(s) deposited with you hereunder and shall have the right to vote such shares and all other securities, if any, represented by such certificate(s) and to receive all dividends and distributions thereon, except the right to retain custody and dispose of such shares, which is subject to the rights of the Custodian under this Custody Agreement, the Attorneys under the Power of Attorney and the Underwriters under the Underwriting Agreement. The Underwriters shall not acquire the power or the right to direct the investment of the Shares by virtue of this Custody Agreement until the consideration therefor is paid pursuant to the Underwriting Agreement.

      You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them. Any Attorney has the authority to instruct you on irregularities or discrepancies in the certificates representing shares of Common Stock and any accompanying documents.

      In taking any action requested or directed by the Representative under the terms of this Custody Agreement, you will be entitled to rely upon a writing signed by a Vice President, Senior Vice President, Managing Director, Counsel, Assistant General Counsel or General Counsel of CIBC World Markets Corp.

      It is understood that you assume no responsibility or liability to any person other than to deal with the certificate(s) deposited with you hereunder and the proceeds from the sale of all or a portion of the securities represented thereby in accordance with the provisions of this Custody Agreement. The undersigned agrees to indemnify you for and to hold you free from and harmless against any and all loss, claim, damage, liability or expense incurred by you arising out of or in connection with acting as Custodian hereunder, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to your own gross negligence or willful misconduct.

      Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to December 31, 2005, this agreement shall terminate (without affecting any lawful action of the Attorneys or the Custodian prior to such termination), and the Attorneys shall cause the Custodian to return to the undersigned all certificates for Shares deposited hereunder.

      The representations and warranties of the undersigned set forth in the Underwriting Agreement are hereby incorporated by reference herein and the undersigned represents and warrants that such representations and warranties are true and correct on the date hereof as if made on the date hereof. The representations, warranties and agreements contained herein, as well as those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, you, the other Selling Stockholders, the Attorneys, the Company, Company counsel, the Underwriters and counsel for the Underwriters and their representatives, agents and counsel. These representations, warranties and agreements shall remain operative and in full force and effect, and shall survive delivery of and payment for the Shares, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of any of the persons listed in the preceding sentence, (ii) acceptance of the Shares and payment for them under the Underwriting Agreement and (iii) termination of this Custody Agreement.

      This Custody Agreement shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

      This Custody Agreement may be signed in counterparts which together shall constitute one and the same agreement.

      This Custody Agreement shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

         Please acknowledge your acceptance hereof as Custodian, and receipt of the certificate(s) deposited with you hereunder, by executing and returning the enclosed copy hereof to the undersigned in care of [names of Attorneys].

Dated: October ___, 2005

                                                Very truly yours,

                                                ___________________________

Print Name(s) and Address of  Selling
Stockholder(s) and Name and Title of
any Person Signing as Agent or
Fiduciary:

______________________________
______________________________
______________________________
______________________________

Taxpayer I.D.: _______________
Telephone: ___________________

Instruction: If you are an individual and are married, your spouse is required to complete this form:

                                 SPOUSAL CONSENT

      I am the spouse of . On behalf of myself, my heirs and legatees, I hereby join in and consent to the terms of the foregoing Custody Agreement and agree to the sale of the shares of Common Stock of _______________, registered in the name of my spouse or otherwise registered, which my spouse proposes to sell pursuant to the Underwriting Agreement (as defined therein).

 Dated:______________________, ______

                                                 ______________________________
                                                 (Signature of Spouse)

Instruction: Complete each column as to certificate(s) to be deposited with the Custodian.

                            CERTIFICATE(S) DEPOSITED

       Stock____                                             Maximum Number of Shares
      Certificate                                          of Common Stock To Be Sold
       No.______                                                 from Certificate
                                                            ______________________

TOTAL:   _________

Instruction: Indicate how you wish to receive payment for the shares of Common Stock sold to the Underwriters. Please note that if you are selling shares of Common Stock registered in the name of a corporation or other association or a trust, payment will be made only to the corporation or other association or trust. A wire transfer can be made only to an account standing in exactly the same name as the person or entity, including the corporation or other association or trust, that is the registered owner of the Common Stock being sold.

      MANNER OF PAYMENT

      I request that payment of the net proceeds from the sale of the shares of Common Stock of the Company to be sold by me pursuant to the Underwriting Agreement be made in the following manner (CHECK ONE):

[ ]   CHECK made payable to:
      to be sent to the following address:

__________________________
__________________________

      Phone:  (    ) _______________________

      Please send by (check one):

      [ ]   First class mail
      [ ]   Federal Express
            Federal Express account number

            __________________________

      [ ] or transfer to the following account:
      Account No.

      Bank__________________________    See attached wire transfer instructions
                  (name)
      __________________________
                (address)
      ABA No._______________________

      Phone:  (    ) _______________

[ ]     Other (please specify)

      __________________________

                     CUSTODIAN'S ACKNOWLEDGMENT AND RECEIPT

      _____________, as Custodian, acknowledges acceptance of the duties of the Custodian under the foregoing Custody Agreement and receipt of the certificate(s) referred therein.

Dated: ___________________, ______

                                                  [Custodian]

                                                  By: _________________________
                                                      Name:
                                                      Title:

                      DO NOT DETACH FROM CUSTODY AGREEMENT

                                                                       Exhibit C

                              SELLING STOCKHOLDERS'
                          IRREVOCABLE POWER OF ATTORNEY
                       for sale of shares of common stock,
             par value $.10 per share, of Mikohn Gaming Corporation

[name of Attorney 1]
[name of Attorney 2]
[Address]

Ladies and Gentlemen:

      The undersigned stockholder and certain other holders of common stock of Mikohn Gaming Corporation, a Nevada corporation doing business as Progressive Gaming International Corporation (the "Company") (such holders and the undersigned being hereinafter sometimes collectively referred to as the "Selling Stockholders"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with the Company and CIBC World Markets Corp., as representative (the "Representative") of the several underwriters to be named in
Schedule I to the Underwriting Agreement (the "Underwriters"). The Selling Stockholders propose to sell to the Underwriters pursuant to the Underwriting Agreement certain authorized and issued shares of the common stock, par value $.10 per share, of the Company (the "Common Stock") owned by them. It is understood that at this time there is no commitment on the part of the Underwriters to purchase any shares of Common Stock and no assurance that the Underwriting Agreement will be entered into by the Company or the Underwriters.

      The undersigned hereby irrevocably constitutes and appoints __________ and __________ each with full power and authority to act alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the undersigned (individually an "Attorney" and collectively the "Attorneys"), with full power and authority in the name of, for and on behalf of, the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority on behalf of the undersigned to take any and all of the following actions:

      1. To sell, assign, transfer and deliver to the several Underwriters up to the number of shares of Common Stock set forth on the signature page hereof such shares of Common Stock to be represented by certificate(s) deposited by the undersigned pursuant to the Custody Agreement (the "Custody Agreement") between the undersigned and _________________, as Custodian (the "Custodian"), at a purchase price per share, after deducting underwriting discounts and commissions, to be paid by the Underwriters, as the Attorneys, in their sole discretion, shall determine, but at the same price per share at which the Company and all other Selling Stockholders (as defined in the Underwriting Agreement) sell Common Stock to the Underwriters;

            2. To determine the number of shares of Common Stock to be sold by the undersigned to the Underwriters, which numbers shall be no greater but may be fewer than the corresponding numbers set forth on the signature page hereof (such total number of shares of Common Stock as is finally determined by the Attorneys and set forth opposite the name of the undersigned in Schedule II to the Underwriting Agreement is hereinafter referred to as the "Shares");

            3. To execute, deliver and perform the Underwriting Agreement in customary form with such customary representations, warranties and covenant as the Attorneys, in their sole discretion, may deem appropriate, with full power to make such amendments to the Underwriting Agreement as the Attorneys, in their sole discretion, may deem advisable;

            4. On behalf of the undersigned, to make the representations and warranties and enter into the agreements contained in the Underwriting Agreement (including, without limitation, entering into the "lock-up" agreements);

            5. (a) To instruct the Custodian on all matters pertaining to the sale of the Shares and the delivery of certificates therefor, including: (i) the transfer of the Shares on the books of the Company in order to effect the sale of the Shares (including designating the name or names in which new certificate(s) for Shares are to be issued and the denominations thereof), (ii) the delivery to or for the account of the Underwriters of the certificate(s) for the Shares against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment, out of the proceeds (net of underwriting discounts and commissions) from the sale of the Shares by the undersigned to the Underwriters, of any expense incurred in accordance with paragraph 6 which is not payable by the Company and any transfer taxes payable in connection with the transfer of the Shares to the Underwriters ("Transfer Taxes") and (iv) the transmission to the undersigned of the proceeds, if any, from the sale of the Shares (after deducting all amounts payable by the undersigned pursuant to clause (iii) above) and the return to the undersigned, of new certificate(s) representing the excess, if any, of the number of shares of Common Stock represented by certificate(s) deposited with the Custodian over the number of Shares sold to the Underwriters; and (b) to amend the Custody Agreement and any related documents in such manner as the Attorneys may determine to be not materially adverse to the undersigned.

            6. To incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the Shares and to determine the amount of any Transfer Taxes;

            7. To take any and all steps deemed necessary or desirable by the Attorneys in connection with the registration of the Shares under the Securities Act of 1933, as amended (the "Act"), the Securities Exchange Act of 1934, as amended, and the securities or "blue sky" laws of various states and jurisdictions, including, without limitation, the giving, making or filing of such undertakings, consents to service of process and representations and agreements and the taking of such other steps as the Attorneys may deem necessary or desirable;

            8. To retain legal counsel to represent the undersigned in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

            9. To make, execute, acknowledge and deliver all such other contracts, stock powers, orders, receipts, notices, instructions, certificates, letters and other writings, including, without limitation, communications with the Securities and Exchange Commission state securities commissions and the National Association of Securities Dealers, Inc. ("NASD"), and in general to do all things and to take all actions which the Attorneys, in their sole discretion, may consider necessary or desirable in connection with the sale of Shares to the Underwriters and the secondary public offering thereof, as fully as could the undersigned if personally present and acting;

            10. If necessary, to endorse (in blank or otherwise) on behalf of the undersigned the certificate(s) representing the Shares, or a stock power or powers attached to such certificate(s); and

            11. To sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by the Underwriting Agreement, the Custody Agreement and this Power of Attorney.

            Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys in this Power of Attorney, and the act of any Attorney shall be the act of the Attorneys. Each Attorney is hereby empowered to determine in his or her sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him or her shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him or her pursuant hereto.

            The undersigned acknowledges receipt of a copy of [Amendment No. 1 to] the Registration Statement on Form S-3[/A] (the "Registration Statement") relating to the offering of the Shares and the other shares of Common Stock (together, the "Offered Shares") to be sold by the Selling Stockholders and a copy of the draft form of the Underwriting Agreement dated_________. The undersigned has reviewed the Registration Statement and the form of the Underwriting Agreement and understands the obligations and agreements of the undersigned set forth in the Underwriting Agreement. All representations and warranties of the Selling Stockholders in the Underwriting Agreement with respect to the undersigned will be as of the date of the execution of the Underwriting Agreement and as of each of the Closing Dates (as determined in accordance with the Underwriting Agreement), true and correct. All such representations and warranties will, as provided in the Underwriting Agreement, survive the termination of the Underwriting Agreement and the delivery of and payment for the Shares.

            Upon the execution and delivery of the Underwriting Agreement by the Attorneys on behalf of the Selling Stockholders, the undersigned agrees to be bound by and to perform each and every covenant and agreement contained therein of the undersigned as a Selling Stockholder.

            The undersigned agrees, if so requested, to provide an opinion of counsel, addressed to Cooley Godward LLP, which opinion shall expressly permit reliance thereon by Cooley Godward LLP, setting forth such matters as Cooley Godward LLP may reasonably request in rendering its opinion pursuant to the Underwriting Agreement and such other documentation as the Attorneys, the Company, the Representative or any of their respective counsel may request to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

            This Power of Attorney and all authority conferred hereby are granted and conferred subject to and in consideration of the interests of the Attorneys, the several Underwriters, the Company and the other Selling Stockholders who may become parties to the Underwriting Agreement, and for the purposes of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney.

            This Power of Attorney is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be withdrawn or terminated by any act of the undersigned or by operation of law, whether by the death or incapacity of the undersigned (or either or any of the undersigned) or by the occurrence of any other event or events (including, without limitation, the termination of any trust or estate for which the undersigned is acting as a fiduciary or fiduciaries, the death or incapacity of one or more trustees, guardians, executors or administrators under such trust or estate or the merger, consolidation, dissolution or liquidation of any corporation or partnership) (any of the foregoing being hereinafter referred to as an "Event"). If an Event shall occur after the execution hereof but before completion of the transactions contemplated by the Underwriting Agreement or this Power of Attorney, then certificate(s) representing the Shares will be delivered to the Underwriters by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement and any actions taken hereunder by the Attorneys shall be as valid as if such Event had not occurred regardless of whether or not the Custodian, the Attorneys, the Underwriters, or any one of them, shall have received notice of such Event.

            Notwithstanding any of the foregoing provisions, if the Underwriting Agreement shall not have been executed and delivered prior to December 31, 2005, then, upon the written notice of the undersigned on or after that date to the Attorneys, this Power of Attorney shall terminate subject, however, to all lawful action done or performed pursuant hereto prior to the receipt of actual notice.

            It is understood that the Attorneys assume no responsibility or liability to any person other than to deal with the certificate(s) for shares of Common Stock deposited with the Custodian pursuant to the Custody Agreement and the proceeds from the sale of the Shares in accordance with the provisions hereof. The Attorneys make no representations with respect to and shall have no responsibility for the Registration Statement or the Prospectus nor, except as herein expressly provided, for any aspect of the offering of Common Stock, and the Attorneys shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys' own gross negligence or willful misconduct. The undersigned agrees to indemnify the Attorneys for and to hold the Attorneys, jointly and severally, free from and harmless against any and all loss, claim, damage, liability or expense incurred by or on behalf of the Attorneys, or any of them, arising out of or in connection with acting as Attorneys under this Power of Attorney, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to the Attorneys' own gross negligence or willful misconduct. The undersigned agrees that the Attorneys may consult with counsel of their choice (which may but need not be counsel for the Company) and the Attorneys shall have full and complete authorization and protection for any action taken or suffered by the Attorneys, or any of them hereunder, in good faith and in accordance with the opinion of such counsel.

            It is understood that the purchase price per share of Common Stock to be paid in connection with the offering contemplated by the Prospectus and the Underwriting Agreement could be higher or lower than the price per share of Common Stock as of the date hereof.

            It is understood that the Attorneys shall serve entirely without compensation.

            This Power of Attorney shall be binding upon the undersigned and the heirs, legal representatives, distributees, successors and assigns of the undersigned.

            This Power of Attorney shall be governed by the laws of the State of New York without regard to the conflicts of laws principles thereof.

Witness the due execution of the foregoing Power of Attorney as of the date written below.

Maximum Number of Shares of
Common Stock to be Sold by Selling
Stockholders(s):

______________________________


                              Very truly yours,
                              By: _______________________________
                                  Name:
                                  Title:


DATED:_________________ , _______

Print Name and Address of Selling
Stockholder(s) and Name and Title of any Person
Signing as Agent or Fiduciary:

_______________________________________
_______________________________________
_______________________________________
_______________________________________
_______________________________________
_______________________________________

Telephone: ( ) ________________________

Facsimile: ( ) ________________________

      ACKNOWLEDGMENT

State of        )
                )   ss.
County of       )

            On this the _____ day of ________ ______ before me personally appeared _____________________________ who acknowledged the signing of the foregoing instrument and that the same is the free act and deed of such person (and if such person is signing on behalf of a corporation, partnership or trust that the same is the free act and deed of such corporation, partnership or trust and that such person is duly authorized to sign the foregoing instrument).

            WITNESS my hand and official seal.

                      Notary's Signature

                                                                       Exhibit D

                               FORM OF OPINION OF
                                  ROBERT ZIEMS
                         GENERAL COUNSEL OF THE COMPANY

      1. Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties or the nature of its business makes such qualification necessary, except where the failure to so qualify or to be in good standing, individually or in the aggregate, would not have a Material Adverse Effect.

      2. The issued and outstanding capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" as of the dates stated therein and, since such dates, there has been no change in the capital stock of the Company except for subsequent issuances, if any, pursuant to the Underwriting Agreement or pursuant to reservations, agreements or employee benefit plans referred to in the Prospectus or pursuant to the exercise of convertible securities or options referred to in the Prospectus.

      3. All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right.

      4. To such counsel's knowledge, no notice of revocation or suspension has been received in respect of any permits, licenses, variances, exemptions and approvals from any Nevada Governmental Authorities necessary for the lawful conduct of the business of the Company or any of its subsidiaries as presently conducted in Nevada, other than any such notice of revocation or suspension as would not have a Material Adverse Effect.

      5. To such counsel's knowledge, each of the Company and its Subsidiaries has received all permits, licenses or other approvals required of it by the Nevada Gaming Authority under applicable gaming laws to conduct its business and is in compliance with all terms and conditions of any such permit, license or approval, except where such failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or other approvals would not, singly or in the aggregate, have a Material Adverse Effect.

      As used in the above opinions, all references to the "Governing Documents" shall mean the Articles of Incorporation, as amended to date, and Amended and Restated Code of Bylaws, of the Company. "Nevada Gaming Laws" shall mean the statutes and regulations of the State of Nevada regarding gaming and licensing, entitled the Nevada State Gaming Control Act, codified as Chapter 463 of the NRS, and the regulations of the NGC promulgated thereunder. "Nevada Governmental Authorities" shall mean the Nevada Gaming Authorities (defined below) and all governmental and regulatory authorities, bodies, instrumentalities and agencies and courts of the State of Nevada, excluding its political subdivisions and local agencies. "Nevada Gaming Authorities" shall mean, collectively, the Nevada Gaming Commission, the Nevada State Gaming Control Board, and the Clark County Liquor and Gaming Licensing Board. "Applicable Nevada Law" shall mean those statutes, rules and regulations of the State of Nevada, including the Nevada Gaming Laws, which, in such counsel's experience, are customarily applicable both to transactions of the type contemplated by this Agreement and to general business entities which are not engaged in regulated business activities other than gaming.

                                                                       Exhibit E

                               FORM OF OPINION OF
                              COOLEY GOODWARD LLP,
                             COUNSEL FOR THE COMPANY

      1. Progressive Games, Inc., a Delaware corporation, has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

      2. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there are no preemptive or other rights to subscribe for or to purchase any securities of the Company pursuant to any of the agreements listed on Annex 1 attached hereto.

      3. To our knowledge, all rights to register the resales of shares of common stock or other securities of the Company, because of the filing of the Registration Statement by the Company, have, with respect to the offering contemplated thereby, been satisfied or waived or such rights have elapsed by reason lapse of time following notification of the Company's filing of the Registration Statement.

      4. The Registration Statement, all Preliminary Prospectuses and the Prospectus and each amendment or supplement thereto (other than the financial statements and notes thereto or other financial or statistical data derived therefrom, as to which we express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder.

      5. The Registration Statement has become effective under the Act; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or overtly threatened. Any required filing of the Prospectus, and any supplement thereto, pursuant to Rule 424(b) under the Act, has been made in the manner and within the time period required by Rule 424(b).

      6. No consent, approval, authorization or filing with or order of any court or governmental agency or regulatory body in the United States having jurisdiction over the Company is required for the consummation by the Company of the transactions contemplated by the Agreement, except such as have been obtained under the Act and except such as may be required under state securities or blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Agreement and in the Prospectus, or under the bylaws, rules and regulations of the NASD.

      7. The issue and sale of the Securities pursuant to the Agreement will not result in a breach or violation of (i) the terms of any Material Contract;
(ii) to our knowledge, any statute, law, rule, or regulation (other than any gaming related statutes, laws, rules or regulations of which we express no opinion) which, in our experience is typically applicable to transactions of the nature contemplated by the Agreement and is applicable to the Company, or (iii) to our knowledge any order, writ, judgment, injunction, decree, or award that has been entered against the Company and of which we are aware.

      8. The Company is not, and, after giving effect to the offering and sale of Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

      9. To our knowledge, there is no action, suit or proceeding by or before any court or other governmental agency, authority or body or any arbitrator pending or overtly threatened against the Company or its properties by a third party of a character required to be disclosed in the Prospectus that is not disclosed in the Prospectus as required by the Act and the rules thereunder.

      10. The Securities are duly listed, and admitted and authorized for quotation on the Nasdaq National Market.

      In connection with the preparation of the Registration Statement and the Prospectus, we have participated in conferences with officers and other representatives of the Company and with its certified public accountants, as well as with representatives of the Underwriters and their counsel. At such conferences, the contents of the Registration Statement and the Prospectus and related matters were discussed. We have not independently verified, and accordingly are not confirming and assume no responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus. On the basis of the foregoing, no facts have come to our attention that have caused us to believe (i) that the Registration Statement (except as to the financial statements and schedules, related notes and other financial or statistical data derived therefrom, as to which we express no comment), at the date and time that the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) that the Prospectus (except as to the financial statements and schedules, related notes and other financial or statistical data derived therefrom, as to which we express no comment) as of its date or the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary, in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                                                       Exhibit F

                               FORM OF OPINION OF
                                SCHRECK BRIGNONE,
                CORPORATE AND REGULATORY COUNSEL FOR THE COMPANY

      1. Each of the Company and each of Games of Nevada, Inc., MGC, Inc., Mikohn International, Inc. and Mikohn Nevada (collectively, the "Nevada Subsidiaries"), has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Nevada. Progressive Games, Inc., a Delaware corporation, is qualified to transact business and is in good standing as a foreign corporation under the laws of the State of Nevada.

      2. Each of the Company and the Nevada Subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as now being conducted and as described in the Registration Statement and the Prospectus and, with respect to the Company, to execute, deliver and perform its obligations under the Underwriting Agreement and to issue and sell the Shares.

      3. The authorized capital stock of the Company is as set forth in the Registration Statement and the Prospectus under the caption "Capitalization" as of the dates stated therein and as of the date hereof.

      4. The Shares to be issued and sold by the Company pursuant to the Underwriting Agreement have been duly authorized for issuance and sale to the Underwriters pursuant to the Underwriting Agreement and, when issued and delivered by the Company pursuant to the Underwriting Agreement against payment of the consideration set forth herein, will be validly issued, fully paid and nonassessable, and no holder of the Shares is or will be subject to personal liability by reason of being such a holder.

      5. The issuance and sale of the Shares by the Company or the sale of the Shares by the Selling Stockholders are not subject to any preemptive or other similar rights of any securityholder of the Company arising by operation of the Governing Documents or under the Nevada Revised Statutes. To our knowledge, except as disclosed in the Registration Statement and the Prospectus, and except for restrictions on the voting and transfer of securities under the Nevada Gaming Laws, there are no preemptive or other rights to subscribe for or to purchase or any restriction upon the voting or transfer of any securities of the Company pursuant to the Governing Documents or under the Nevada Revised Statutes.

      6. The form of certificate used to evidence the Shares complies in all material respects with all applicable requirements of the Nevada Revised Statutes and with any applicable requirements of the Governing Documents.

      7. The description of the voting, dividend and liquidation rights and preferences of the Shares conforms to the description thereof under the caption "Description of Capital Stock" incorporated by reference in the Prospectus.

      8. The statements in the Prospectus under the captions "Business - Government Regulation - Regulation and Licensing - Nevada," "Business - Government Regulation - Regulation of Security Holders," "Business - Government Regulation - Federal Regulation," and in Item 15 of Part II of the Registration Statement, have been reviewed by us and insofar as such statements purport to constitute summaries of Nevada Gaming Laws and the Federal Gambling Devices Act of 1962, and insofar as they concern the Company and its subsidiaries, they fairly summarize the information called for in all material respects.

      9. The execution and delivery by the Company of, and the performance of its obligations under, the Underwriting Agreement have been duly authorized by all necessary corporate action of the Company, and the Underwriting Agreement has been duly executed and delivered by the Company.

      10. No approval, consent, order, authorization, designation or declaration of, or filing by or with, any Nevada Governmental Authority is required by any of the Company or the Selling Stockholders under Applicable Nevada Law in connection with (a) the authorization, issuance, transfer, sale or delivery of the Shares under the Underwriting Agreement, or (b) the taking of any other action contemplated under the Transaction Documents to which it is a party except (i) such as have been obtained and are in full force and effect, (ii) as set forth in the Registration Statement and the Prospectus (including those approvals and filings required under the Nevada Gaming Laws), and (iii) such as may be required under state securities or "blue sky" laws and regulations (as to which we express no opinion).

      11. The courts of the State of Nevada, if properly presented with the question and all relevant facts, should recognize and enforce the choice of New York Law as the governing law of the Transaction Documents to which New York law is stated therein as being applicable as between the parties.

      12. (a) The execution and delivery by the Company of, and the performance of its obligations under, the Underwriting Agreement, (b) the execution and delivery by the Selling Stockholders of, and the performance of their respective obligations under, the Transaction Documents, and (c) the consummation of the transactions contemplated by the Transaction Documents, do not violate any Applicable Nevada Law or any orders or decrees issued by any Nevada Governmental Authorities known to us to be binding upon the Company or the Selling Stockholders.

      As used in the above opinions, all references to the "Governing Documents" shall mean the Articles of Incorporation, as amended to date, and Amended and Restated Code of Bylaws, of the Company. "Nevada Gaming Laws" shall mean the statutes and regulations of the State of Nevada regarding gaming and licensing, entitled the Nevada State Gaming Control Act, codified as Chapter 463 of the NRS, and the regulations of the NGC promulgated thereunder. "Nevada Governmental Authorities" shall mean the Nevada Gaming Authorities and all governmental and regulatory authorities, bodies, instrumentalities and agencies and courts of the State of Nevada, excluding its political subdivisions and local agencies. "Nevada Gaming Authorities" shall mean, collectively, the Nevada Gaming Commission, the Nevada State Gaming Control Board, and the Clark County Liquor and Gaming Licensing Board. "Applicable Nevada Law" shall mean those statutes, rules and regulations of the State of Nevada, including the Nevada Gaming Laws, which, in such counsel's experience, are customarily applicable both to transactions of the type contemplated by this Agreement and to general business entities which are not engaged in regulated business activities other than gaming.

                                                                       Exhibit G

                               FORM OF OPINION OF
                      COUNSEL FOR THE SELLING STOCKHOLDERS

      1. the Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each Selling Stockholder.

      2. Each of the Custody Agreement, the Power of Attorney and the Lock-up Agreement has been duly authorized, executed and delivered by each Selling Stockholder.

      3. The Underwriting Agreement, the Custody Agreement, the Power of Attorney and the Lock-Up Agreement each constitute the legal, valid and binding obligation of each Selling Stockholder enforceable against each Selling Stockholder in accordance with its terms except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

      4. Each Selling Stockholder has the legal right, power and authority to enter into the Underwriting Agreement and to sell, transfer and deliver in the manner provided in the Underwriting Agreement, the Shares to be sold by such Selling Stockholder hereunder.

      5. To the best of such counsel's knowledge, each Selling Stockholder has valid and marketable title to the Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind, and has full right, power and authority to sell, transfer and deliver such Shares pursuant to the Underwriting Agreement. By delivery of a certificate or certificates therefor each such Selling Stockholder will transfer to the Underwriters who have purchased such Shares pursuant to the Underwriting Agreement (without notice of any defect in the title of each such Selling Stockholder and who are otherwise bona fide purchasers for purposes of the Uniform Commercial Code) valid and marketable title to such Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind.

      6. The execution, delivery and performance of the Underwriting Agreement, the Power of Attorney, the Custody Agreement and the Lock-Up Agreement by the Selling Stockholders and the consummation of any of the transactions contemplated thereby does not violate any provision of the charter or bylaws of such Selling Stockholder, if applicable, or any law, administrative regulation, judgement or order or decrees issued by any governmental agency or body or any administrative or court decree having jurisdiction over the Selling Stockholder or any of its properties.

      7. No filing with, consent, approval, authorization, license, certificate, permit or order of any court, governmental or regulatory agency, authority or body or financial institution is required in connection with the performance of the Underwriting Agreement, the Custody Agreement, the Power of Attorney or the Lock-up Agreement by the Selling Stockholder or the consummation of the transactions contemplated hereby or thereby, including the delivery and sale of the Shares to be delivered and sold by the Selling Stockholders, except such as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the several Underwriters.

      To the extent deemed advisable by such counsel, such counsel may rely as to matters of fact on certificates of the Selling Stockholders and on the opinions of other counsel satisfactory to the Representative as to matters which are governed by laws other than the laws of the State of Nevada and the General Corporate Law of the State of Delaware or the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriters and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Representative and counsel for the Underwriters.

                                      G-2